UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 19, 2006

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)


        Delaware                          1-15062                  13-4099534
        --------                          -------                  ----------
(State or Other Jurisdiction       Commission File Number)         (IRS Employer
of Incorporation)                                            Identification No.)

                One Time Warner Center, New York, New York 10019
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  -------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 -------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On May 19, 2006, at the 2006 Annual Meeting of Stockholders of Time Warner Inc. (the "Company"), the Company's stockholders approved the Time Warner Inc. 2006 Stock Incentive Plan (the "2006 Plan"). The Company's Board of Directors had approved the 2006 Plan on March 23, 2006, subject to stockholder approval.

A description of the 2006 Plan is set forth in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 4, 2006 (the "2006 Proxy Statement") under the caption "Company Proposals - Proposal Three:
Approval of Time Warner Inc. 2006 Stock Incentive Plan - Description of the 2006 Plan." The description of the 2006 Plan is qualified in its entirety by reference to the full text of the 2006 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which also was included as Annex A to the 2006 Proxy Statement.

Item 9.01  Financial Statements and Exhibits.

Exhibit        Description
------         -----------

10.1           Time Warner Inc. 2006 Stock Incentive Plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TIME WARNER INC.


                                              By:  /s/ Wayne H. Pace
                                              Name:  Wayne H. Pace
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

  Date:  May 23, 2006

                                  EXHIBIT INDEX



Exhibit        Description
------         -----------

10.1           Time Warner Inc. 2006 Stock Incentive Plan.